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                                                                   EXHIBIT 10.21


      STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE -- MODIFIED NET
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


                                     [LOGO]


1.   BASIC PROVISIONS ("BASIC PROVISIONS").

     1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, August 1, 1999, is made by and between KILROY REALTY, L.P., a Delaware Limited Partnership, KILROY REALTY CORPORATION, a Maryland Corporation, General Partner ("LESSOR") and MEDIBUY.com, INC., a Delaware Corporation ("LESSEE"), (collectively the "PARTIES," or individually a "PARTY").

     1.2(a) PREMISES: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 10120 Pacific Heights Boulevard, Suite 100, located in the City of San Diego, County of San Diego, State of California, with zip code 92121, as outlined on Exhibit "A" attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): a single story office/commercial building containing approximately 52,540 rentable square feet, a plot plan of which is attached hereto as Exhibit "B," located in an industrial center comprised of two (2) buildings containing a total of approximately 90,558 rentable square feet, a plot plan of which is attached hereto as Exhibit "C." The Premises contain approximately 36,091 rentable square feet. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

     1.2(b) PARKING: one hundred twenty-six (126) unreserved vehicle parking spaces ("UNRESERVED PARKING SPACES"); and -0- reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6 and paragraph 60 of the Addendum to Lease.)

     1.3 TERM: approximately five (5) years and three (3) months ("ORIGINAL TERM") commencing August 1, 1999 (the "Lease Term Commencement Date"). Lessee shall commence payment of Base Rent upon substantial completion of Lessee Improvements by Lessor, as set forth in paragraph 51 of the Addendum to Lease, estimated to be November 1, 1999, but in no event prior to November 1, 1999 ("COMMENCEMENT DATE") and ending on the last day of the calendar month five (5) years after the Commencement Date, estimated to be October 31, 2004, subject to one (1) five-year option to renew ("EXPIRATION DATE"). (Also see Paragraph 3 and paragraph 62 of the Addendum to Lease.)

     1.4 EARLY POSSESSION: Lessee may obtain early possession of the Premises as more particularly described in paragraph 50 of the Addendum to Lease ("EARLY POSSESSION DATE"). (Also see Paragraphs 3.2 and 3.3.)

     1.5 BASE RENT: $36,091.00 per month ("BASE RENT"), payable on the first day of each month commencing on the Commencement Date. (Also see Paragraph 4.)

[x] If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum 49, attached hereto.

     1.6(a) BASE RENT PAID UPON EXECUTION: $36,091.00 as Base Rent for the period first full month of the Lease Term. Base Rent for any partial month at the Commencement Date of the Term shall be prorated as provided in paragraph 4.1 of this Lease and shall be based upon the later of the first day of the first full month of the Lease Term or ten (10) days following Lessee's receipt of an invoice from Lessor.

     1.6(b) LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: sixty-eight and 69/100 percent (68.69%) of the Building, and the Building is fifty-eight and 02/100 percent (58.02%) of the Industrial Center ("LESSEE'S SHARE") as determined by [x] pro rata square footage of the Premises as compared to the total square footage of the Building and the prorata square footage of the Building as compared to the total square footage of the Industrial Center, respectively or [ ] other criteria as described in Addendum ________.

     1.7 SECURITY DEPOSIT: $36,091.00 (equivalent to 1st month's rent) ("SECURITY DEPOSIT"). (Also see Paragraph 5.)

     1.8 PERMITTED USE: General office, customer support and other permitted uses per the MIB zoning of the City of San Diego. Lessee shall have access to and may use the Premises 7 days per week, 365 days per year ("PERMITTED USE") (Also see Paragraph 6.)

     1.9  INSURING PARTY. Lessor is the "INSURING PARTY." (Also see Paragraph
8.)

     1.10(a) REAL ESTATE BROKERS. The following real estate broker(s) (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

[x] CB Richard Ellis, Inc. (Doug Lozier) represents Lessor exclusively ("LESSOR'S BROKER");

[x] CB Richard Ellis, Inc. (Christopher Pascale) represents Lessee exclusively ("LESSEE'S BROKER"); or

[ ] _____________________ represents both Lessor and Lessee ("DUAL AGENCY"). (Also see Paragraph 15.)

     1.10(b) PAYMENT TO BROKERS. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Broker.

     1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by N/A ("GUARANTOR"). (Also see Paragraph 37.)

     1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 70, and Exhibits "A" through "E", all of which constitute a part of this Lease.

2.   PREMISES, PARKING AND COMMON AREAS.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or


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less.

     2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

     2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including, but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations, and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

     2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties. Provided, however, that if non-compliance is latent in nature, the time period for notice to lessor shall be within ninety (90) days from the Commencement Date.

     2.6 VEHICLE PARKING. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "PERMITTED SIZE VEHICLES." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

          (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

          (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without reasonable prior notice to Lessee, or no notice in the event of an emergency, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

          (c) Lessor shall at the Commencement Date of this Lease, provide the parking facilities required by Applicable Law.

          (d) Unreserved parking spaces shall be provided to Lessee at no cost during the Term of the Lease, including any extension to the Lease Term. Reserved parking spaces shall be provided to Lessee at the current rate therefor as established by Lessor from time to time and shall be subject to availability.

     2.7 COMMON AREAS -- DEFINITION. The term "COMMON AREAS" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general nonexclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

     2.8 COMMON AREAS -- LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.9 COMMON AREAS -- RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations, as set forth in Exhibit "D," attached hereto with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall use commercially reasonable efforts to enforce said Rules and Regulations against all tenants occupying the Building, however, Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

     2.10 COMMON AREAS -- CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

          (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

          (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

          (c) To designate other land adjacent to but now outside the boundaries of the Industrial Center to be a part of the Common Areas;

          (d) To add additional buildings and improvements to the Common Areas provided that Lessee's use and occupancy of the Premises Common Areas and parking facilities is not materially, adversely affected;

          (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

          (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.   TERM.

     3.1 TERM. The Lease Term Commencement Date, Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 EARLY POSSESSION. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the


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Original Term.

     3.3 DELAY IN POSSESSION. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten after the end of said sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee. See also paragraphs ?? and 53 of the Addendum to Lease.

4.   RENT.

     4.1 BASE RENT. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

     4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

          (a) "COMMON AREA OPERATING EXPENSES" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

               (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                    (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                    (bb) Exterior signs and any tenant directories.

                    (cc) Fire detection and sprinkler systems.

               (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

               (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

               (iv) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

               (v) The costs of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

               (vi) Any deductible portion of an insured loss concerning the Building or the Common Areas.

               (vii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

          (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

               (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

               (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such overpayment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

               (e) Lessee's Share of Common Area Operating Expenses is established to be $0.20 per rentable square foot per $7,218.20 per month. Lessor agrees that Common Area Operating Expenses which are controllable by Lessor shall not exceed a ?//???
of greater than five percent (5%) per year, compounded. Controllable Common Area Expenses are all costs and ??//?????
constituting Common Area Operating Expense, except as set forth in paragraph 54 of the Addendum excluding the following ??/?????
utilities, including services performed by governmental agencies such as trash and rubbish collection; (ii) Real Property ???///???
Insurance premiums; (IV) service performed b y employees of Lessor who are members of a union and who have a union ??//????
Lessor (Operating Engineers are the only employees now so included); (v) services performed by independent contractors of Less?? ??//?????
independent contractors have union employees and a union contract (janitorial contractors may meet this definition in the futu?? ??//????
costs or expenses required by Applicable Laws or added or Interpreted to apply to the Building subsequent to the date of this ???????;
(vii) costs and expenses specifically permitted by this Lease.

     5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.   USE.

     6.1  PERMITTED USE.

          (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably


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comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

          (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

     6.2  HAZARDOUS SUBSTANCES.

          (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCE" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

          (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

          (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "APPLICABLE REQUIREMENTS," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene; (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions; and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

     6.4 INSPECTION; COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("LENDERS") shall have the right to enter the Premises at any time in the case of an emergency, except that in an emergency, Lessor shall use its best efforts to provide reasonable notice, and otherwise at reasonable times, with at least forty-eight (48) hours prior notice to Lessee, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections. In the event of any entry by Lessor onto the Premises pursuant to this paragraph 6.4, Lessor shall use its best efforts not to interfere with Lessee's business operations.

7.   MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND
     ALTERATIONS.

     7.1  LESSEE'S OBLIGATIONS.

     (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph
7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

     (b) Lessor shall, at Lessee's sole cost and expense, procure and maintain a contract in customary form and substance for and with a contractor specializing and experienced in the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessee shall not be obligated for any heating, ventilation or air conditioning system maintenance, repair, inspection service or contractor costs on the first six (6) months of the Lease Term, unless the necessity therefore was caused by the negligence or willful act of Lessee. Lessee shall contract for electrical energy service directly from the electric utility provider and Lessee shall perform its own Premises janitorial services. However

     (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph 13.2 below.

     7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to terminate this Lease because of Lessor's failure to keep the Building, Industrial Center or Common Areas in good order, condition and repair. Notwithstanding the provisions of this paragraph 7.2, if Lessor fails to commence any necessary maintenance or repair pursuant to this paragraph within five (5) business days of Lessee's written request regarding same, Lessee shall have the right to cause such repair or maintenance to be performed at Lessor's expense, and to deduct the reasonable cost thereof, with interest thereon at the highest rate permitted by law, from Lessee's Base Rent.

     7.3  UTILITY INSTALLATIONS, TRADE FIXTURES, ALTERATIONS.

     (a) DEFINITIONS; CONSENT REQUIRED. The term "UTILITY INSTALLATIONS" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "TRADE FIXTURES" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "ALTERATIONS" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "LESSEE-OWNED ALTERATIONS AND/OR UTILITY INSTALLATIONS" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent, unless (a) the cost of said Alteration or Utility Installation does not exceed $5,000.00; and (b) said Alteration or Utility Installation does not affect any structural or exterior portions of the Building or Industrial Center, or adversely affect the Building or Industrial Center's electrical, plumbing or HVAC systems. Lessee may make non-structural Utility Installations to the interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises, do not involve puncturing, relocating or removing the roof or any existing walls, or changing or interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $2,500.00.

     (b) CONSENT. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor, which consent shall not be unreasonably withheld, shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities;
(ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

     (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor, in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4  OWNERSHIP, REMOVAL, SURRENDER, AND RESTORATION.

     (a) OWNERSHIP. Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

     (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

     (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   INSURANCE; INDEMNITY.

     8.1 PAYMENT OF PREMIUMS. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

     8.2  LIABILITY INSURANCE.

     (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than ???? $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "INSURED CONTRACT" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of

Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

     (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  PROPERTY INSURANCE -- BUILDING, IMPROVEMENTS AND RENTAL VALUE.

     (a) BUILDING AND IMPROVEMENTS. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

     (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

     (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

     (d) LESSEE'S IMPROVEMENTS. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

     8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

     8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7  INDEMNITY.

     (a) Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     (b) Lessor shall protect, defend and hold harmless Lessee and Lessee's employees, officers, agents, directors and shareholders, and their respective successors and assigns, from and against any and all claims, demands, losses, liabilities, damages, costs and expenses, including, without limitation, attorneys and consultants' fees and the costs and expenses of defense arising out of or resulting from (i) Lessor's or Lessor's Agents' breach of any covenant representation or warranty under the Lease; and (ii) Lessor's or Lessor's Agents' negligence or willful misconduct.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

          (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

          (c) "INSURED LOSS" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

          (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PREMISES PARTIAL DAMAGE -- INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 PARTIAL DAMAGE -- UNINSURED LOSS. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may, at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 TOTAL DESTRUCTION. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

     9.5 DAMAGE NEAR END OF TERM. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

     9.6  ABATEMENT OF RENT; LESSEE'S REMEDIES.

          (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "COMMENCE" as used in this Paragraph
9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

     9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.8 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 WAIVER OF STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

     10.2 REAL PROPERTY TAX DEFINITION. As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "REAL PROPERTY TAXES" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

     10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

     10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay directly for all utilities and services supplied to the Premises, including, but not limited to, electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

          (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, unless such assignment or subletting is permitted pursuant to paragraph 63 of the Addendum.

          (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

     12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

          (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

          (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, and after the first sublease or assignment, together with a non-refundable deposit of $1,000 as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

          (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

          (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

          (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  DEFAULT; BREACH; REMEDIES.

     13.1 DEFAULT; BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said default. A "DEFAULT" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "BREACH" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

          (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

          (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37,
(v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

          (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency in Lessor's reasonable discretion), without notice (except that in an emergency Lessor shall use its best efforts to provide reasonable notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including, but not limited to, the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

          (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

          (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "INDUCEMENT PROVISIONS" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's share of the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.  BROKERS' FEES

     15.1 PROCURING CAUSE. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

     15.3 ASSUMPTION OF OBLIGATIONS. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph
15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

     15.4 REPRESENTATIONS AND WARRANTIES. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.  TENANCY AND FINANCIAL STATEMENTS.

     16.1 TENANCY STATEMENT. Each Party (as "RESPONDING PARTY") shall within ten
(10) days after written notice from the other Party (the "REQUESTING PARTY") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "TENANCY STATEMENT" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 FINANCIAL STATEMENT. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "LESSOR" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS; BROKER DISCLAIMER. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.  NOTICES.

     23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the state in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "SECURITY DEVICE"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEYS' FEES. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as

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

hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "PREVAILING PARTY" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, but in the event of an emergency, Lessor shall use its best efforts to provide reasonable notice to Lessee and otherwise at reasonable times, with at least forty-eight (48) hours prior notice, for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  CONSENTS.

          (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

          (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  GUARANTOR.

     37.1 FORM OF GUARANTY. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and information required in Paragraph 16.

     37.2 ADDITIONAL OBLIGATIONS OF GUARANTOR. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. QUIET POSSESSION. Upon payment by Lessee of the Rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  OPTIONS.

     39.1 DEFINITION. As used in this Lease, the word "OPTION" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2 OPTIONS PERSONAL TO ORIGINAL LESSEE. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4 EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three
(3) or more notices of separate Default under Paragraph 13.1 during the twelve
(12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or
(iii) if Lessee commits a Breach of this Lease.

40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("RULES AND REGULATIONS") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The Parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: _________________________    Executed at: _________________________

on: __________________________________    on: __________________________________


BY LESSOR:                                BY LESSEE:

     KILROY REALTY, L.P.                       MEDIBUY.com,INC.,
     a Delaware Limited Partnership            A Delaware Corporation
     By: KILROY REALTY CORPORATION,
         A Maryland Corporation,
         General Partner

By:___________________________________    By:___________________________________

Name Printed:_________________________    Name Printed:_________________________

Title:________________________________    Title:________________________________


By:___________________________________    By:___________________________________

Name Printed:_________________________    Name Printed:_________________________

Title:________________________________    Title:________________________________

Address: 2250 E. Imperial Highway         Address:______________________________
         Suite 360
         El Segundo, CA 90245
Telephone: (310)563-5500                  Telephone: (___)______________________

Facsimile: (310)416-9113                  Facsimile: (___)______________________


BROKER:                                   BROKER:

Executed at:__________________________    Executed at:__________________________

on:___________________________________    on:___________________________________

By:___________________________________    By:___________________________________

Name Printed:_________________________    Name Printed:_________________________

Title:________________________________    Title:________________________________

Address:______________________________    Address:______________________________

______________________________________    ______________________________________

Telephone: (___)______________________    Telephone: (___)______________________

Facsimile: (___)______________________    Facsimile: (___)______________________


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777.

                      ADDENDUM TO THAT CERTAIN LEASE DATED
                                 AUGUST 1, 1999
                                 BY AND BETWEEN
                              KILROY REALTY, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP
                           KILROY REALTY CORPORATION,
                            A MARYLAND CORPORATION,
                                GENERAL PARTNER
                                   ("LESSOR")
                                     - AND -
                               MEDIBUY.COM, INC.,
                                   ("LESSEE")

                   FOR THAT REAL PROPERTY COMMONLY KNOWN AS:
        10120 PACIFIC HEIGHTS BOULEVARD, SUITE 100, SAN DIEGO, CA 92121

49. RENT ADJUSTMENT. Upon each twelfth (12th) month anniversary date of the term Commencement Date of the Premises, during each year of the Lease Term, Lessee's monthly Base Rent shall increase by three and one-half percent (3.50%) over the monthly Base Rent paid during the immediately preceding twelve (12) month period.

50. EARLY POSSESSION. Pursuant to paragraph 1.4 of the Lease, Lessee may take early possession of the Premises, prior to the completion of Lessor's construction of the Lessee Improvements, as more particularly described in Exhibit "E", attached hereto, for the purpose of installing Lessee's furniture, fixtures and equipment, provided, however, that Lessee's early possession shall not interfere with or in any way delay completion of the Lessee Improvements. If Lessee's early possession results in a delay in completion of the Lessee Improvements, and a subsequent delay in the Lease Commencement Date, the Lease Term shall commence and Base Rent shall be paid effective on the date on which the Premises would have been delivered to Lessee ready for occupancy but for the delay caused by Lessee's early possession. If the substantial completion of the Lessee Improvement Work occurs prior to November 1, 1999, then Lessee shall have the right to occupy the Premises prior to November 1, 1999, provided that (A) Lessee shall give Lessor at least ten (10) days' prior notice of any such occupancy of the Premises, (B) a temporary certificate of occupancy shall have been issued by the appropriate governmental authorities (or Lessee shall have obtained the appropriate permit or approval allowing Lessee to legally occupy the Premises) for each such portion to be occupied, and (C) all of the terms and conditions of the Lease shall apply, other than Lessee's obligation to pay Base Rent and Lessee's Share of Common Area Operating Expenses, as though the Commencement Date had occurred (although the Commencement Date shall not actually occur until the occurrence of the same pursuant to the terms of paragraph 3 of the Lease) upon such occupancy of a portion of the Premises by Lessee.

51. CONDITION OF PREMISES; LESSEE IMPROVEMENTS. Except as otherwise set forth in the Lease, Lessee acknowledges that it has made a thorough inspection of the Premises and Lessee has and shall accept the Premises in the present "as is" condition thereof at the Commencement Date of the Lease, as more particularly described in Exhibit "E", attached hereto, subject to the obligation of Lessor to complete the Allowance Work, as more particularly described in said Exhibit "E."

52.  RENTABLE SQUARE FEET OF PREMISES; ADJUSTMENTS.

     52.1 Standard of Calculation. For purposes of the Lease, "Rentable Area," "Rentable Square Feet," "Rentable Square Footage" and "Usable
            Square Feet" shall be calculated under the American National Standard Method for Measuring Floor Area in Buildings, ANSI/BOMA Z65.1-1996 or successor standard(s), adopted by the Building Owners and Managers Association International ("BOMA").

      52.2 Verification of Rentable Area of Premises, Building and Industrial Center. The Rentable Area of the Premises and the Building is subject to verification from time to time by Lessor's architect or consultant specializing in such calculations (e.g. computer modeling and calculation specialists); provided that the determination of the Rentable Square Feet of the Premises shall be made following the completion of all of Lessor's Work to the Premises and shall not thereafter be changed except for discovery of an error in the measurement of the Premises or the calculation of the Rentable or Usable Square Feet contained in the Building or the Premises. Lessor agrees to use its reasonable best efforts to cause the Determination to be made and completed prior to Lease Commencement Date. That verification shall be made in accordance with this paragraph. Lessee's architect and/or consultant may consult with Lessor and Lessor's architect and/or consultant. The determination of Lessor's architect and/or consultant shall be conclusive and binding on the parties.

      52.3 Adjustment of Base Rent. If Lessor's architect and/or consultant determines that the Rentable Area or the Usable Area of the Premises or the Building is different from that stated in the Lease (the "Determination"), all Rent, Lessee's Security Deposit and Lessee's Share of Common Area Operating Expenses that is based on that incorrect Rentable Area or Usable Area shall be modified in accordance with that Determination. PROVIDED, HOWEVER, that in no event shall the Determination result in a change from the rentable or usable square footage set forth in paragraph 1.2(a) of the Lease, of greater than fifteen percent (15%). If the Determination is made, it shall be confirmed in writing by Lessor to Lessee. Any over payment or under payment of Base Rent or Additional Rent resulting from such Determination shall be adjusted and paid by Lessee to Lessor or credited to Lessee by Lessor, as the case may be, at the next Base Rent payment date.

      52.4 Amendment to Lease. In the event of any such Determination, Lessor and Lessee shall execute an amendment to the Lease in the reasonable form prepared by Lessor incorporating the results of such Determination and other matters thus known affecting the provisions and covenants of the Lease by reason of the Determination.

53. COMMENCEMENT DATE GUARANTY/DELAY IN DELIVERY OF PREMISES. If Lessor is unable to substantially complete the Lessee Improvement Work pursuant to the provisions of Exhibit "E" and deliver possession of the Premises to Lessee on or before November 1, 1999 (which time period shall be extended to the extent of any "Lessee Delay," as that term is defined in paragraph
      5.1 of the Work Letter Agreement attached hereto as Exhibit "E," as described therein Lessor shall not be subject to any liability for its failure to do so, except that Lessee shall be entitled to a rent credit of $250.00 per day until such date as Lessor obtains a temporary Certificate of Occupancy. Said rent credit shall appear as reduced rent and applied to the Base Rent due Lessor during the second full month of the Lease Term. This failure shall not affect the validity of the Lease or the obligations of Lessee under it, but the Term shall commence on the date on which Lessor delivers possession of the Premises to Lessee with the Lessee Improvement Work substantially completed. The Expiration Date of the Term of the Lease shall be extended for a like period plus any additional period required to make the Expiration Date the last day of the calendar month. Promptly following the delivery of the Premises to Lessee, Lessor and Lessee shall execute a written confirmation of the Commencement Date and Expiration Date of the Term.

54. COMMON AREA OPERATING EXPENSES. Except as set forth in this paragraph 54, Lessee shall pay Common Area Operating Expenses in accordance with the provisions of paragraph 4.2 of the Lease.

      54.1 Exclusions from Common Area Operating Expenses. The following are excluded from the definition of Common Area Operating Expenses:

                  (i) capital costs and improvements, except as otherwise set forth herein and except for capital improvements made by Lessor as a replacement or labor saving measure primarily for the benefit of lessees of the Building, or that reduce Operating Expenses (to the extent of the reduction received or to be received over the anticipated useful life thereof), or that are required under any governmental law or regulation for energy conservation, fire, life or safety purposes, such costs to be amortized over the anticipated useful life thereof;

                 (ii) costs of special services rendered to individual lessees (including Lessee) for which a special charge is made or customarily is made for which Lessor is entitled to be reimbursed as additional rent or other charge not included in said tenant's base rent, including any escalations payable under said tenant's lease;

                (iii) principal, interest, points and fees on debt or amortization payments on any real property mortgages or deeds of trust, or ground lease payments, including refinancing fees and late payment penalties;

                 (iv) costs of improvements for Lessee or other lessees of the Building or for preparing vacant space;

                  (v) costs of services or other benefits of a type which are not available to Lessee but which are available to other lessees or occupants;

                 (vi) costs for which Lessor is reimbursed by other lessees of the Building other than through payment of lessees' shares of Common Area Operating Expenses and Real Property Taxes, except that in no event shall Lessor collect more than 100% of any actual cost;

               (vii) leasing commissions, attorneys' fees, disbursements and other expenses incurred in connection with leasing space in the Building or enforcing such leases;

               (viii) depreciation or amortization, other than as specifically enumerated in the definition of Operating Expenses herein, and as determined by Lessor in accordance with generally accepted accounting and management practices of Lessor consistently applied;

                 (ix) costs, fines or penalties incurred due to Lessor's violation of any Applicable Laws or any late payment;

                  (x) The costs of repair to the Building or Industrial Center, including the Premises and other costs and expenses (which would otherwise be included as part of Operating Expenses), to the extent such costs are reimbursed by insurance or under warranty provided to Lessor by a manufacturer, contractor or supplier or, to the extent such costs are reimbursed pursuant to a service contract;

                 (xi) The cost of alterations/improvements, painting or decorating the interior of the Premises or premises of other lessees;

                 (xii) Legal and other related expenses associated with the initial leasing, enforcement of leases disputes with tenants, or the defense of Lessor's title to the Industrial Center, the Building or other portions of the Industrial Center;

               (xiii) Advertising and marketing costs incurred with respect to the Building or other portions of the Industrial Center;

                (xiv) Lessor's general corporate overhead and general administrative expenses not related to the operation of the Industrial Center;

                 (xv) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by or on behalf of Lessor;

          (xvi) Costs of capital alterations, improvements, replacements, capital repairs to the Building and other portions of the Industrial Center or other capital items which, in accordance with generally accepted accounting and management practices of Lessor, consistently applied, are not to be expensed;

          (xvii) Costs, fees and compensation paid to Lessor or to affiliates or subsidiaries of Lessor for services and materials to the extent the same exceeds the charges for comparable services and materials performed or provided by unaffiliated entities of comparable stature and reputation and on a competitive basis;

          (xviii) Costs resulting from the active negligence or intentional acts of Lessor, its employees, or its agents, or any other lessee, or any vendors, contractors, subcontractors or providers of materials or services selected, hired or engaged by Lessor or its agents to the extent Lessor receives reimbursement therefrom;

          (xix) All amounts which would otherwise be included in Operating Expenses which are paid to Lessor or which exceed the amount which would have been paid in the absence of such relationship for similar services of comparable quality rendered by persons or entities of similar skill, competence and experience;

          (xx) Costs of complying with laws, codes, regulations, or ordinances relating to hazardous materials which are incurred (A) as a result of Lessor's negligence or intentional acts in the course of construction of the Industrial Center, including the selection and use of building materials which Lessor should have known were hazardous substances at the time of their installation or (B) as a result of the presence of hazardous substances in the soil or groundwater under the Industrial Center on or before the date of execution of the Lease (which substances were considered to be hazardous as of the date of execution of the Lease). The parties agree that the clean-up of hazardous substances required because of the use or selection of building materials for the Premises (other than those known to be hazardous at the time of the installation) shall be either an Operating Expense, or to the extent that such clean-up constitutes an improvement to the Industrial Center, a Capital Improvement pursuant to the Lease. To the extent that such clean-up of hazardous substances is a Capital Improvement, the cost thereof shall be payable by Lessee to Lessor amortized over the remaining useful life of the Capital Improvement (such useful life to be for the life of the Building, if of a structural nature, or for its useful life if other than of a structural nature).

          (xxi) Except for making repairs or keeping permanent systems in operation while repairs are being made, rentals and other related expenses incurred in leasing air-conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services;

          (xxii) Any bad debt loss, rent loss or reserves for bad debts or rent loss;

          (xxiii) Costs incurred by Lessor due to the violation by Lessor or any lessee (other than Lessee) of the terms and conditions of any lease of space in the Project;

          (xxiv) Costs (including in connection therewith all attorneys' fees and costs of settlement judgment and payments in lieu thereof) arising from claims, disputes and potential disputes in connection with claims, litigation or arbitrations pertaining to Lessor or the Industrial Center;

          (xxv) Depreciation, amortization and interest payments, except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by Lessor to enable Lessor to supply services Lessor might otherwise contract for with a third party where such depreciation, amortization, and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting and management practices of Lessor, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

          (xxvi) Electric power costs for which any lessee directly contracts with the local public service company;

          (xxvii) Costs incurred in connection with Lessor's upgrading the Building to comply with handicap, life, fire and safety codes shall be amortized over the anticipated useful life of the upgrade;

          (xxviii) Costs of defending any lawsuits with any mortgagee (except as the actions of Lessee may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Lessor's interest in the Building, or outside fees paid in connection with disputes with other lessees;

          (xxix) The wages and salaries of supervisor and executive personnel over and above the level of the property manager;

          (xxx) Any payments under a ground lease or master lease relating to the Industrial Center; and

          (xxxi) Any other expenses which, in accordance with generally accepted accounting and management practices of Lessor, consistently applied, would not normally be treated as Operating Expenses by lessors of other comparable buildings.

54.2 Lessee's Right to Audit. If Lessee shall so request, Lessor shall permit Lessee to review Lessor's books and records relating to Common Area Operating Expenses and any other reimbursables by Lessee to Lessor for any year, such review to be made, if at all, within twelve (12) months after the date Lessee receives a statement of Common Area Operating Expenses or reimbursable for any year, for the purpose of Lessee's verification of any accounting and statement that Lessor is required or elects to give hereunder. During the pendency of any such examination, Lessee shall make all payments claimed by Lessor to be due, such payments to be without prejudice to Lessee's position. If as a result of such review, Lessee disputes Lessor's accounting or statement, Lessee shall give Lessor notice thereof and, if such dispute has not been resolved by agreement within sixty (60) days after Lessee's notice of such dispute, then either party may submit the matter to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except that there shall be only one arbitrator, who shall have had at least ten (10) years' experience as a certified property manager or certified public accountant in properties similar to the Industrial Center and in the same general location and market. If neither party submits the matter to arbitration within sixty (60) days after Lessee's notice of such dispute, then Lessor's accounting and statement shall be deemed to be correct. Any decision by an arbitrator shall be final and binding on the parties. If the dispute shall be resolved in Lessee's favor, Lessor shall forthwith refund to Lessee the amount overpaid by Lessee, and Lessor shall reimburse Lessee for the reasonable cost of such examination and arbitrator. If such dispute shall be resolved in Lessor's favor, Lessee shall reimburse Lessor for the reasonable cost of such arbitrator and Lessor's reasonable cost of such examination. Lessee shall not be liable for any amounts not billed to Lessee within two (2) years of being incurred by Lessor and all statements received by Lessee shall be final and conclusive unless Lessee shall audit the same within the one (1) year period after received, as provided above.

55. SECURITY DEPOSIT AND ADVANCE RENT. Upon execution of the Lease, Lessee shall pay a security deposit of $36,091.00 and advance rent of $36,091.00 for a total of $72,182.00. The amounts set forth in this paragraph 55 may be adjusted pursuant to the provisions of paragraph 52 of this Addendum to Lease.

56. LESSEE'S LETTER OF CREDIT. As an inducement to Lessor to construct the Lessee Improvements, as more particularly described in Exhibit "E", attached hereto, Lessee shall deliver to Lessor an irrevocable Letter of Credit ("LOC"), composed of the following:

     56.1 Form of LOC. An LOC in the amount of Five Hundred Thousand Dollars ($500,000.00), plus leasing commissions in the amount of One Hundred Sixty-Two Thousand Five Hundred Seventy-One Dollars ($162,571.00), for a total of Six Hundred Sixty-Two Thousand Five Hundred Seventy-One Dollars ($662,571.00) ("LOC Amount") to be deposited by Lessee with Lessor within five (5) business days of the date of execution of the Lease by Lessee, and thereafter to be replaced annually during the original Term of the Lease ("LOC Period") (as such LOC Period may be extended pursuant to paragraph 62 of this Addendum to Lease), each such LOC to be issued by a Bank as may be designated by Lessee, subject to Lessor's approval of such issuing Bank, said approval not to be unreasonably withheld, each of which LOC's shall not expire before the last day of the first through fifth, respectively, year of the original Term and the option term thereafter if exercised, so that, during the LOC Period (except as provided below), Lessor shall always be in possession and the beneficiary of an LOC, in full force and effect, in the LOC Amount. The LOC shall be in a form subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) and reasonably approved by Lessor. On or before thirty (30) days prior to the first anniversary of the Commencement Date, estimated to be September 20, 2000 (in which event the replacement must be delivered to Lessor on or before August 20, 2000), the replacement LOC to be delivered to Lessor shall be in an amount equal to the LOC Amount currently in effect (the first LOC to expire on the last day of the first year of the LOC Period, estimated to be September 30, 2000). In the event of a material breach under paragraph 13.1(b) of the Lease by reason of Lessee's failure to pay Rent or other charges due hereunder, after the notice period provided for in said paragraph 13.1(b), Lessor may draw upon the currently issued LOC for the payment of such Rent or any other charges which are then payable under the terms of the Lease. If Lessor so uses and draws upon such LOC, Lessor shall give written notice to Lessee of such draw, and Lessee shall have ten (10) business days after receipt of such notice to deliver and deposit with Lessor a replacement or amended LOC (in substantially the same form and substance as the LOC drawn upon), restoring the amount of the LOC to the full original LOC Amount upon which Lessor shall be entitled to continue to draw as set forth above and as further set forth herein. On or before the later of ten (10) business days after delivery of the notice pursuant to this paragraph 56, or thirty (30) days before the expiration of each LOC held by Lessor, Lessee shall deliver and deposit with Lessor a new LOC in the same form and substance as the form of LOC being replaced, which new LOC shall not expire prior to the last day of the first through the fifth year, as applicable, of the LOC Period (or 6th through 10th year, as such LOC Period may be extended pursuant to paragraph 62 of this Addendum to Lease), and concurrently Lessor shall return the prior LOC to Lessee. Lessee's failure to replace an LOC on or before the later of ten (10) business days after delivery of the notice pursuant to this paragraph 56 or thirty (30) days prior to the expiration of the then existing LOC, or to replace or amend an LOC which has been drawn upon within ten (10) business days after receipt of Lessor's notice to Lessee that it has been drawn upon, as provided above, shall be a Default, with respect of which the only remedy shall be the replacement of the LOC by a cash deposit with Lessor by Lessee in an amount equal to the then remaining balance of the LOC which may be drawn upon by Lessor at that time, partially, or in full, as then applicable. Should any LOC not be replaced in any year by thirty (30) days prior to its expiration, then Lessor may draw upon said LOC in full and thereafter hold the cash received as a part of the Security Deposit under the Lease. The failure of Lessee to comply with the provisions of this paragraph 56, or a breach of Lessee's affirmative obligations hereunder, shall constitute a Default of Lessee under the Lease entitling Lessor to the remedies provided by paragraph 13.2 of the Lease. In the event a Breach has occurred under the covenants and conditions of the Lease during the LOC Period, then the LOC Period, and Lessee's obligation to provide such LOC, shall be extended for a period equal to the length of time of such Breach.

     56.2 Permitted Lapse of Letter of Credit. Notwithstanding the provisions of paragraph 56.1, above, the LOC shall be allowed to lapse at any time during the initial Lease Term or option term thereafter and an LOC shall no longer be required under the Lease, upon either of the following occurrences:

          56.2.1 Lessee completes an initial public offering whereby Lessee nets in excess of $25,000,000.00 in cash; or

          56.2.2 Lessee completes an initial public offering and thereafter Lessee remains profitable for three consecutive quarters.

     56.3 Increase in Amount. The LOC shall increase by $0.50 for every $1.00 of additional Lessee Improvement Allowance above the initial allowance of $15.00 per usable square foot.

57. RIGHT OF FIRST REFUSAL. Throughout the Lease Term, including during any option period, Lessee shall have a continuing Right of First Refusal to lease the balance of space available in the Industrial Center. The terms of said Right of First Refusal shall be based on the actual terms and conditions of any proposal to lease received by Lessor from any bona fide third party. Said terms and conditions of the Right of First Refusal shall be equal to or greater than that received by Lessor from said bona fide third party. Lessor shall offer the proposed lease space to Lessee in writing, to the address specified in paragraph 23 of the Lease. Lessee shall have three (3) business days in which to agree to exercise its Right of First Refusal. Lessee's failure to exercise said Right of First Refusal within three (3) business days from the date of receipt of Lessor's written offer shall constitute a rejection of Lessor's written offer to lease.

58. SIGNAGE. As a supplement to paragraph 34 of the Lease, Lessor and Lessee have agreed that Lessee may, at Lessee's sole cost and expense, install Building signage on the exterior of the Building signage adjacent to Lessee's main suite entrance and monument signage, subject to the compliance by Lessee with paragraphs 7.3 and 7.4 of the Lease as if such sign or signs were an Alteration. All such signage shall be subject to availability and Lessor's approval.

59.  INTENTIONALLY DELETED

60. PARKING. The Unreserved Parking Spaces set forth in paragraph 1.2(b) of the Lease have been established on the basis of 3.5 unreserved parking spaces per 1,000 square feet leased, which shall be undesignated and unreserved. Such parking shall be free of charge during the Original Term of the Lease, as the same may be extended, and shall be taken into account in the determination of Fair Market Rental Rate during any option term.

61.  OPTION TO EXPAND.

     61.1 No Default: Expansion Premises. Provided that the Lease is in full force and effect and Lessee is not then in default hereunder, Lessor hereby grants to Lessee an option to expand the Premises at any time during the first twelve (12) months of the Term of the Lease and prior to receiving a Notice from Lessor regarding Lessee's right of first refusal, subject to availability of space, upon the terms and conditions set forth in this paragraph 61.

      61.2 Terms and Conditions. If Lessee shall have a requirement to expand its Premises, Lessee shall exercise this option to expand by giving a minimum of ninety (90) days written notice to Lessor ("Lessor's Expansion Notice") in which Lessee shall advise Lessor of Lessee's desire to expand its Premises which expansion premises shall, subject to availability, be leased to Lessee at the then current rental rate being paid by Lessee for the Premises, and shall include a pro rata Lessee Improvement Allowance as calculated below:

                  15.00 x Expansion Square Footage x No. of Months Remaining = Term 60 months where "Number of Months Remaining Term is calculated from the Lease Commencement Date.

            If Lessee exercises such option, the Expansion Premises shall be added to the Premises demised by the Lease and an amendment to the Lease shall be executed by Lessor and Lessee incorporating the Expansion Premises as a part of the Premises, confirming the Expansion Premises Commencement Date, the square footage of the Expansion Premises and the new total square footage of the Premises, increased Basic Rent and the increased Lessee's Pro Rata Share.

      61.3 Expansion Increments. Should Lessee exercise its option to expand the Premises pursuant to this paragraph 61, Lessee shall be required to increase the size of the premises in the following increments.

                                                Approximate Rentable
                        Expansion Space             Square Feet
                        ---------------         --------------------

                              A                         4,766
                              A&B                       8,925
                              A,B&C                    16,828

      61.4 Lessee Improvements. Should Lessee exercise its option to expand the Premises pursuant to this paragraph 61, Lessee shall, as part of the Lessee Improvement Allowance described in paragraph 61.1, above, pay for one-half of any demising partition costs, and all costs associated with the demolition of any existing demising partitions required to accommodate Lessee's expansion.

      61.5 Option for Benefit of Lessee. The option to expand set forth in this paragraph 61 is solely for the benefit of Lessee or any "Permitted Transferee," as that term is defined in paragraph 63.2, below, and such right shall not be exercised by any other sublessee or assignee of Lessee.

62.   OPTION TO RENEW.

      62.1 Option: Exercise. Provided Lessee is not in default beyond any applicable notice and cure period set forth in the Lease of any terms and conditions of the Lease, Lessee shall have an option to renew the Lease for an additional five (5) years, Lessee shall notify Lessor in writing no earlier than 210 days and no later than 180 days prior to the termination of the Lease as to its intent to exercise the option to renew the Lease. If notification is not given and received, this option shall automatically expire.

      62.2 Adjustment of Rent. Base rent for the Option Period will be based on the then current Fair Market Rental Rate ("FMRR") for five year leases of space comparable to the Premises located in the Sorrento Mesa, California area. The FMRR shall be determined as follows:

            62.2.1      The FMRR shall be the effective annual rental rate a
                         space would bring if the space were offered on the open market for lease for a reasonable period of time.

           62.2.2 Lessor and Lessee shall review and negotiate in good faith such FMRR, and if mutual agreement is reached as to the FMRR, a Lease Amendment setting forth the new monthly Base Rent to be paid for the Premises and the renewal period shall be prepared and executed.

           62.2.3 If mutual agreement is not reached regarding the FMRR to be paid by Lessee within thirty (30) days from the date which Lessee notifies Lessor of its exercise of the option to renew the Lease, then the FMRR to be paid by the Lessee shall be determined as follows:

                   62.2.3.1 One (1) independent third party (licensed California Commercial Real Estate Broker or Appraiser), as provided below, shall be employed to determine the FMRR. As used herein the term FMRR shall mean that Base Rent to be effective during the period, which the Premises would bring if exposed for lease in the open market under all the covenants, terms and conditions contained in the Lease.

                   62.2.3.2 The parties shall agree on the independent third party appraiser. If the parties cannot agree, either party may submit the matter arbitration to make the selection. The independent third party appraiser shall be familiar with the market in Sorrento Mesa, California area.

                   62.2.3.3 The appraiser shall receive written instruments with regard to a value determination as set forth in paragraph 62.2.4, below.

           62.2.4 The value determination of the FMRR for the Premises shall be made by taking into consideration the following factors:

                   62.2.4.1 Quoted and actual rental rates, Lessee's credit rating and the size of the Premises.

                   62.2.4.2 The duration of the Lease term and FMRR in Sorento Mesa, California buildings of size, age, conditions, quality, tenant mix, and tenant improvements similar to the Building.

                   62.2.4.3 The locations, accessibility and amenities of the Building as it relates to the comparative buildings.

                   62.2.4.4 The method of area measurement shall be determined to insure that appropriate adjustments are made to reflect rental rates quoted on a similar method of measurement.

                   62.2.4.5 The appraisal must be completed and submitted within thirty (30) days from the date the appraiser is selected.

           62.2.5 The total costs of the report shall be divided equally by the Lessor and by the Lessee.

           62.2.6 The FMRR determined in accordance herewith shall be final and binding upon the Lessor and Lessee and shall be enforceable by any court of competent jurisdiction.

63.  ASSIGNMENT AND SUBLETTING.

     63.1 Transfer Premium Payment Relative to an Assignment or Sublease. As a reasonable condition to Lessor's consent to any assignment or sublease (a "Transfer" to a "Transferee" for purposes of this paragraph 63), Lessee shall pay to Lessor fifty percent (50%) of any Transfer Premium, as defined below. Despite this provision, no Transfer Premium is payable for any Transfer by

            Lessee to an Affiliate of Lessee. An "Affiliate" means any entity that controls, is controlled by, or is under common control with Lessee. "Control" means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity's affairs. A "Transfer Premium" means all Rent and other consideration actually received by Lessee from a Transferee after deducting:

            63.1.1 The Base Rent payable by Lessee under the Lease for the Premises.

            63.1.2 Reasonable leasing commissions paid by Lessee for the procurement of the Transferee.

            63.1.3 Other reasonable out-of-pocket costs paid by Lessee (including attorneys' fees, advertising costs and expenses of readying the Premises for occupancy by a Transferee).

            63.1.4 Lessee shall pay the Transfer Premium on a monthly basis to Lessor together with Lessee's payment of Rent required by the Lease.

      63.2 Sublease Not Requiring Lessor's Approval. Notwithstanding anything to the contrary contained in the Lease, neither (i) an assignment to a transferee of all or substantially all of the assets of Lessee,
            (ii) an assignment of the Premises to a transferee which is the resulting entity of a merger or consolidation of Lessee with another entity, (iii) an assignment or subletting of all or a portion of the Premises to an affiliate of lessee an entity which is controlled by, controls, or is under common control with, Lessee), nor (iv) a public offering of stock by Lessee, shall be deemed an "assignment" under paragraph 12 of the Lease, provided that Lessee notifies lessor of any such assignment or sublease and promptly supplies lessor with any documents or information reasonably requested by Lessor regarding such transfer to transferee as set forth in items
            (i) through (iii) above, that such assignment or sublease is not a subterfuge by Lessee to avoid its obligations under the Lease (each of the foregoing shall be deemed a "Permitted Transferee"). "Control," as used in this paragraph 63.2, shall mean the ownership directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary directions of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity. Any other assignment or subletting of the Premises shall require Lessor's written consent, as set forth in paragraph 12 of the Lease, and shall be subject to the provisions of this paragraph 63. All other provisions of paragraph 12 of the Lease remain in full force and effect.

64. ROOF SPACE LICENSE. Lessor shall grant to Lessee a non-exclusive right to install, operate and maintain a satellite dish, antenna devices and related equipment (the "Equipment"), including the right to run necessary cabling from the Equipment location to the Premises. Such right shall be granted to Lessee free of charge. The right granted hereunder shall be exclusively for the benefit of Lessee and such right shall not be available to any sublessee or assignee of Lessee. Lessee's exercise of its right hereunder shall not interfere with the rights of other tenants in the Building or Industrial Center.

65. HAZARDOUS SUBSTANCES. Lessor warrants and representatives to Lessee that, to the best of Lessor's actual knowledge without independent investigation or inquiry (Lessor acquired the subject property in 1998), as of the effective date of the Lease;

     65.1 There has been no release onto or under the Premises or the Building of any Hazardous Material in violation of any Environmental Law; and Lessor, its agents, entities, employees, representatives, tenants and its predecessors-in-interest in the Premises being leased did not discharge, release or dispose of in any form any Hazardous Materials into or onto the Premises that may result in any violation of any federal, state or local laws, regulations or ordinances relating to the protection of the environment or the public health and welfare.

65.2 Lessor has received no notice that the Premises or the Building is in violation of any Environmental Law; Lessor has no liability and there are no outstanding claims against Lessor for the clean up of any material substances deposited in the environment, either directly on the Premises or elsewhere in the Office Building Project that resulted from or were in connection with Lessor's occupation or ownership of the Premises.

65.3 If, during the Lease Term (including any extensions), either Lessor or Lessee becomes aware of (a) any actual or threatened release of any Hazardous Material on, under, or about the Premises of the Building or
      (b) any inquiry, investigation, proceeding, or claim by any government agency or other person regarding the presence of Hazardous Material on, under, or about the Premises or the Building, that party shall give the other party written notice of the release or investigation within five
      (5) days after learning of it and shall simultaneously furnish to the other party copies of any claims, notices of violation, reports, or other writings received by the party providing notice that concern the release or investigation.

65.4 Lessor and Lessee shall, at that party's sole expense, indemnify, defend and hold harmless the other party and the other party's shareholders, directors, officers, employees, partners, affiliates and agents with respect to all losses arising out of or resulting from the release of any Hazardous Material in or about the Premises or the Building, or the violation of any Environmental Law, by that party or that party's agents, contractors or invitees. This indemnification includes all losses, liabilities, obligations, penalties, fines, claims, actions (including remedial or enforcement actions of any kind and administrative or judicial proceedings, orders or judgments), damages (excluding all consequential, special and punitive damages) and costs (including attorney, consultants and expert fees and expenses) resulting from the release or violation. This indemnification shall survive the expiration or termination of the Lease.

65.5 If the presence of any Hazardous Material brought onto the Premises or the Building by either Lessor or Lessee or by Lessor's or Lessee's employees, agents, contractors or invitees results in contamination of the Premises or the Building, that party shall promptly take all necessary actions, at that party's sole expense to return the Premises or the Building to the condition that existed before the introduction of such Hazardous Material. Lessee shall first obtain Lessor's approval of the proposed remedial action, which may not be unreasonably withheld or delayed. This provision does not limit the indemnification obligations set forth in paragraph 65.4, above.

65.6 If Lessor undertakes any cleanup, detoxification or similar action, whether or not required by any government or quasi-government agency, as a result of the presence, release or disposal in or about the Building of any Hazardous Material, and that action requires that Lessee be denied access to the Premises or Lessee is otherwise unable to conduct its business on the Premises for a period of greater than 24 hours, the Base Rent payable by Lessee shall be abated ratably for the period that Lessee is unable to conduct does not conduct its business on the Premises. The costs of any Hazardous Material cleanup or remediation undertaken by Lessor during the Lease Term shall be borne by Lessor, but subject to the terms of paragraph 54.1(xx), above, may be included in Operating Expenses defined in paragraph 4.2(d) of the Lease.

65.7 As used in this paragraph 66 and the Lease, the term "Hazardous Material" shall mean any hazardous or toxic substance, material or waste that is or becomes regulated by the United States, the State of California, or any local government authority having jurisdiction over the Building. Hazardous Material includes:

      65.7.1 Any "hazardous substance," as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA) (42 United States Code sections 9601-9675).

           65.7.2 "Hazardous waste," as that term is defined in the Resource Conservation and Recovery Act of 1978 (RCRA)(42 United States Code sections 6901-6992k).

           65.7.3 Any pollutant, contaminant or hazardous, dangerous or toxic chemical, material or substance, within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous or toxic waste, substance or material, now or hereafter in effect).

           65.7.4 Petroleum products.

66.  OWNERSHIP; REMOVAL; SURRENDER; RESTORATION.

     66.1 Notwithstanding the provisions of paragraph 7.4 of the Lease, Lessor agrees that upon the expiration or earlier termination of the Lease Term, Lessee may elect, but shall not be required (except as set forth below and in paragraph 3.2 of the Work Letter Agreement), to remove: (a) any improvements installed by Lessee in, on or about the Premises pursuant to Lessee's obligation to repair the Premises hereunder; (b) any of the initial Lessee Improvements constructed by Lessor as a condition and prior to the commencement of the Lease Term; and (c) any Alterations or Utility Installations for which Lessee has obtained Lessor's prior consent. Notwithstanding the foregoing, Lessor shall have the right, upon Lessor's approval of the "Final Plans," as that term is defined in the Work Letter Agreement, or of any Alterations or Utility Installations, to require Lessee to remove the same upon the expiration or earlier termination of the Lease, and Lessee shall repair any damage to the Premises or Building caused by such removal.

     66.2 Lessee shall, at Lessee's sole cost, repair any damage to the Premises and/or the Common Areas caused by Lessee's removal of any personal property, equipment, fixtures and/or Alterations and Utility Installations at the expiration or earlier termination of the Lease Term.

67. BROKERS. Each party warrants that it has had no dealing with any real estate broker or agent in connection with the negotiation of the Lease except Chris Pascale of CB Richard Ellis, Inc. ("Lessee's Broker"), and Doug Lozier of CB Richard Ellis ("Lessor's Broker"). In the event any claim is made for brokerage commissions in connection with the Lease by any person other than Brokers, the party whose actions, omissions or representations give rise to the claim hereby agrees to indemnify and hold harmless the other party from and against, without limitation, all claims, damages, liabilities, judgments, attorneys fees, costs or expenses incurred by said party in connection with such claim. This paragraph shall inure to the benefit of each party, its successor and assigns.

68. LESSOR'S WARRANTY. Lessor hereby warrants that it is the fee Owner of the Premises, that it has authority to enter into the Lease, and that it shall take all actions reasonably necessary, at Lessor's sole expense, to defend Lessee's rights of possession of the Premises.

69. ESTOPPEL CERTIFICATE. The Tenancy Statement referred to in paragraph 16.1 and the "further writings" referred to in line 3 of paragraph 30.4 of the Lease each shall be, at the option of the Lessor or a lender or purchaser from Lessor, in the customary form of the requesting lender or a purchaser of all or a potion of the Building.

70. NOTICES. Copies of any notices given to Lessor pursuant to the provisions of paragraph 23.1 of the Lease also shall be given to the local office of Lessor within the county in which the Building is located and to Lessor's attorney, as follows:

                 Kilroy Realty, L.P.,
                 12348 High Bluff Drive, Suite 110
                 San Diego, California 92130
                 Tel. No. (619) 546-4766
                 Fax No.  (619) 546-4767

                 with a copy to:

                 Kilroy Realty, L.P.,
                 2250 E. Imperial Highway, Suite 1200
                 El Segundo, California 90245
                 Attention: Legal Department
                 Tel. No. (310) 563-5500
                 Fax No.  (310) 322-8790

                                   EXHIBIT A

                                    PREMISES


                        10120 Pacific Heights Boulevard
                             San Diego, California



                                [PREMISES GRAPH]















                               Exhibit A - Page 1

                                   EXHIBIT B

                                    BUILDING





                                [BUILDING GRAPH]















                               Exhibit B - Page 1

                                   EXHIBIT C

                               INDUSTRIAL CENTER





                           [INDUSTRIAL CENTER GRAPH]















                               Exhibit C - Page 1

                                   EXHIBIT D

                             RULES AND REGULATIONS

1. Nuisances - No rubbish or debris of any kind shall be placed or permitted to accumulate upon or adjacent to the Premises, and no odors shall be permitted to arise therefrom, so as to be offensive or detrimental to any of the property in the vicinity thereof or to the occupants thereof. No nuisance shall be permitted to exist or operate upon or in the Premises so as to be offensive or detrimental.

     1.1 Without limiting any of the foregoing, no exterior speakers, horns, whistles/bells or other sound devices, except security devices used exclusively for security purposes, shall be used or located or placed in the Premises.

     1.2 No Lessee shall install or operate any phonograph, musical instrument, radio receiver or similar device in the Premises in such manner as to disturb or annoy other lessees of the building or the neighborhood.

2. Trash Containers - All garbage or trash shall be placed and kept in the trash and rubbish receptacles maintained by Lessee.

3. Exterior Storage - No machinery, equipment, material, or supplies shall be placed, stored or operated at the exterior or adjacent to any leasehold space, so as to be visible from outside the Premises.

4. Lessee must, upon termination of Lessee's tenancy, return to Lessor all keys to stores, offices and toilet rooms, either furnished or to otherwise procured by Lessee.

5. Damage - The toilets and urinals shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers or other substance of any kind shall be thrown into them. Waste and excessive or unusual use of water shall not be allowed.

6. Window Shades - No Lessee shall install blinds, shades, awnings, or other forms of inside or outside window coverings, or window ventilators or similar devices without the prior written consent of Lessor.

7. Wiring - Electric wiring of every kind shall be introduced and connected as directed by Lessor and no boring or cutting for wires will be allowed except with the prior consent of Lessor. Lessee shall not install any antennae, aerial wires or other equipment outside the Premises without prior written approval of Lessor.

8. Installation of Floor Coverings - Lessee shall not lay vinyl tile or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such vinyl tile or similar flooring covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Lessor. The expense of repairing any damage resulting from a violation of this rule, shall be borne by Lessee.



                               EXHIBIT D - Page 1

                              KILROY REALTY, L.P.,
                     2250 EAST IMPERIAL HIGHWAY, SUITE 1200
                          EL SEGUNDO, CALIFORNIA 90245
                                 (310) 563-5500


August 1, 1999

Medibuy.com, Inc.
10120 Pacific Heights Boulevard
San Diego, California 92121

          "LESSEE"

REFERENCE: Work Letter Agreement

     In accordance with the provisions of paragraph 1.3 of your Lease, dated August 1, 1999, with the undersigned Lessor, the "Lessee Improvement Work" (as hereinafter defined) to the Premises shall be completed by Lessor substantially in accordance with the following:

1.   GENERAL INTENT

     1.1 It is the intent of this Work Letter Agreement that Lessee shall be permitted freedom in the interior design and layout of Lessee's Premises so long as the same is consistent with Lessor's policies, Building Standards (as hereinafter defined) and structural requirements, applicable City of San Diego building codes, and with sound architectural and construction practice, and provided further that no interference is caused to the operation of the Building's mechanical heating, cooling, electrical systems or structure or other Building operations or functions, and that no increase in maintenance, insurance, taxes, fees or utility charges will be incurred by Lessor as a result thereof. Any additional cost of design, construction, operation, insurance premiums, maintenance, taxes, fees or utilities which results from "Above Standard Lessee Improvement Work" (as hereinafter defined) shall be charged to Lessee and paid for by Lessee in accordance with the provisions hereof and of the Lease.

2.   PREPARATION OF LESSEE'S PLANS

     2.1  Space Planner; Lessee Plans

     Lessor has provided the services of Lessor's space planner who, in consultation with Lessee, prepared a space layout for the Premises ("Lessee's Plans"). The cost of the Lessee's Plans, including revisions, shall be deducted from Lessor's Lessee Improvement Allowance (as hereinafter defined). The Lessee's Plans for the Improvements to the Premises ("Lessee Improvement Work") shall:

          2.1.1 be compatible with the design, construction and equipment of the Building;

          2.1.2 comply with all applicable laws and ordinances and the rules and regulations of all governmental authorities having jurisdiction;

          2.1.3  include locations and complete dimensions; and

          2.1.4 contain all such information as may be required for the preparation of the "Engineering Drawings" (as hereinafter defined), if required for the remodel.



                                  EXHIBIT "E"

                               Page 1 of 6 Pages

     2.2  Time Limits

     Lessee shall devote such time in consultation with Lessor's space planner as shall be necessary to enable the planner to prepare the complete working drawings which shall constitute the Lessee's Plans. The following maximum time periods shall be allowed for the preparation of the Lessee's Plans:

                                                            TIME LIMIT AFTER
                                                            COMPLETION OF
                             ACTION                         PRECEDING ITEM
                             ------                         ----------------
          2.2.1     Lessee approved Space Plan              Completed
                    No. 99260, dated July 8, 1999,          (approved by Lessee
                    prepared by Smith Consulting            on July 12, 1999)
                    Architects ("Approved Space Plan"),
                    a copy of which is attached hereto
                    as Exhibit "E-1."

          2.2.2     Lessee furnishes complete working       15 working days
                    drawing information to Lessor's
                    space planner

          2.2.3     Lessor's space planner submits          5 working days
                    working drawings to Lessee for
                    review and approval

          2.2.4     Lessee gives Lessor its approval of     5 working days
                    working drawings with any required
                    changes in detail (and this shall
                    constitute approval by Lessee).

     2.3  Preparation of Engineering Drawings

     Lessor shall prepare from Lessee's Plans complete mechanical and engineering working drawings (the "Engineering Drawings"), including the layout for complete electrical and plumbing work and for air conditioning (Lessee's Plans and the Engineering Drawings are herein collectively called the "Final Plans") on a design-build basis performed by the "TI Contractor," as that term is defined in paragraph 6.1, below.

     2.4  Changes at Lessee's Expense

     If the Final Plans or any amendment thereof or supplement thereto shall require alterations in the Building (as contrasted with the Lessee Improvement
Work), and if Lessor in its sole and exclusive discretion agrees to any such alterations, and notifies Lessee of the need and cost for such alterations, then Lessee shall have the option to revise the Final Plans or pay the cost of such required changes upon receipt of bills therefor. Lessee shall pay all direct architectural and/or engineering fees in connection therewith.

3.   LESSEE IMPROVEMENT WORK

     3.1  Definition of Work

     "Above Standard Lessee Improvement Work" means (a) any part of the Lessee Improvement Work which does not constitute Building standard Lessee Improvements, including, but not limited to, plumbing and millwork; (b) any changes in or additions to the Lessee Improvement Work made at the request of Lessee or due to any other act or omission on the part of Lessee; and (c) a configuration of the Lessee Improvement Work which is not usual and customary for normal occupancy. Lessor shall not be obligated to furnish or install any item not included in the Lessee Improvement Work.



                                  EXHIBIT "E"

                               Page 2 of 6 Pages

     3.2  Removal of Building Nonstandard Lessee Improvement Work

     If directed so to do by Lessor at the time of approval of the Final Plans, Lessee at its costs and expense shall remove any Above Standard Lessee Improvement Work from the Premises designated by Lessor, and shall replace such designated Above Standard Lessee Improvement Work to be removed with Building standard Lessee Improvement Work. Such replacement of Above Standard Lessee Improvement Work shall be performed promptly and shall be completed by Lessee on or before the end of the Term of the Lease.

4.   COST OF THE WORK

     4.1  Definition of Work Cost

     "Work Cost means, as to any part of the Lessee Improvement Work, the total of all actual costs and charges incurred by Lessor in doing such part of the Lessee Improvement Work and/or in having it done by a contractor or contractors under the supervision of Lessor (including in such costs and charges the reasonable fees of any engineers whose services may be required because of the nature of the Lessee Improvement Work), plus two percent (2%) of such actual hard costs and charges for Lessor's supervision and overhead if the Lessee Improvement Work is performed by an independent general contractor. The total Work Cost shall be set forth in a construction budget which shall be approved by Lessee prior to the commencement of the Lessee Improvement Work.

     4.2  Lessor's Lessee Improvement Allowance

     Lessor shall provide an allowance to construct the Lessee Improvement
Work included within the Premises, as shown on the Approved Space Plan, in an amount not to exceed Five Hundred Forty-One Thousand and Three Hundred Sixty-Five Dollars ($541,365.00) ("Lessor's Lessee Improvement Allowance"), i.e., Fifteen Dollars ($15.00) per usable square foot contained in the Premises, except as set forth in paragraph 4.3, below. Lessee shall be responsible for and Lessee shall pay for any items shown on the approved space plan as "Not Included" ("NIC"), "Lessee to Install," "Lessee to Provide," or "Lessee to Provide and Install." All costs of the Lessee Improvement Work in excess of Lessor's Lessee Improvement Allowance, except as set forth in paragraph 4.3, below, shall be paid for by Lessee within thirty (30) days after receipt of an invoice therefor from Lessor. Lessor's Lessee Improvement Allowance shall be increased or decreased in the event the square feet of the Premises shall be increased or decreased, and upon the occurrence of such event an amendment to the Lease shall be executed by Lessor and Lessee confirming such new Lessor's Lessee Improvement Allowance. Any costs incurred due to the remediation of Hazardous Materials which were not brought onto the Premises, Building or Industrial Center by Lessee or its agents shall not be included in the Work Cost and shall instead be the responsibility of Lessor.

     4.3  Lessor's Excess Tenant Improvement Allowance

     Lessor shall provide an additional allowance at Lessee's request to construct additional Lessee Improvement Work included within the Premises, as shown on the Approved Space Plan ("Lessor's Additional Lessee Improvement Allowance"), in an amount not to exceed One Hundred Eighty Thousand and Four Hundred Fifty-Five Dollars ($180,455.00), i.e., Five Dollars ($5.00) per usable square foot contained in the Premises. Lessee shall continue to be responsible for and Lessee shall pay for any items shown on the approved space plan as "Lessee to Install," "Lessee to Provide," or "Lessee to Provide and Install." The Lessee Improvement Allowance shall be amortized over the initial Term of the Lease, with interest thereof at a rate of ten percent (10%) per annum, compounded annually ("Amortized Work Cost") and such Amortized Work Cost shall be payable monthly in advance as Additional Rent pursuant to the Lease. All costs of the Additional Lessee Improvement Allowance in excess of the Amortized Work Cost shall be paid for by Lessee within thirty (30) days after receipt of an invoice therefor from Lessor.

     4.4  Cost of Lessee Improvement Work

     Prior to Lessor's commencement of any Lessee Improvement Work not included as part of the Final Plans, or shown thereon as NIC or Lessee to Install, Lessee to Provide, or Lessee to Provide and Install, or any cost above
Lessor's Lessee Improvement Allowance or Additional Lessee Improvement Allowance ("Extra Work"), Lessor, or its contractor or architect, shall submit to Lessee a written estimate of the cost thereof, in excess of Lessor's Lessee Improvement

                                  EXHIBIT "E"

                               Page 3 of 6 Pages

Allowance or Additional Lessee Improvement Allowance, to be determined as provided in paragraph 4.1. If Lessee approves such estimate it shall notify Lessor in writing within ten (10) days, pay to Lessor the full amount of such estimate in excess of Lessor's Lessee Improvement Allowance or Additional Lessee Improvement Allowance within thirty (30) days, and Lessor's contractor shall proceed with such work. If Lessee fails to provide to Lessor written notice of its approval of such costs within ten (10) days after submission thereof to Lessee, such failure shall be deemed a disapproval thereof, and Lessor's contractor shall not be required to proceed with such Extra Work. It is understood by the parties hereto that Lessee shall thereupon be liable for any delay and any increased cost in completing the Lessee Improvement Work caused thereby. Notwithstanding any such estimate or sum delivered to Lessor, Lessee shall nevertheless be responsible for and pay the actual Work Cost of the Extra Work in excess of Lessor's Lessee Improvement Allowance, immediately upon receipt of bills therefor showing the actual cost of the Lessee Improvement Work prior to Lessee taking occupancy of the Premises.

5.   COMPLETION, TERM AND RENTAL COMMENCEMENT DATE

     5.1  Delays in Completion

     Pursuant to the provisions of paragraphs 3.3 and 4.1 of the Lease the Term and Lessee's obligation for the payment of rent under the Lease commences when Lessor has substantially completed the Lessee Improvement Work; provided, however, that if Lessor shall be delayed in substantially completing the Lessee Improvement Work as a result of:

          5.1.1 Lessee's failure to meet the time limits set forth in paragraph 2.2 hereof;

          5.1.2 Lessee's request for materials, finishes, or installations other than Lessor's Building Standard Lessee Improvements, as described in Exhibit "E-1" to this Work Letter agreement; or

          5.1.3 Lessee's changes in the Lessee's Plans after their submission to Lessor in accordance with the provisions of paragraph 2.2.4 of this Work Letter Agreement; or

          5.1.4 Delays in performance or completion caused by Lessee or a party employed by Lessee; or

          5.1.5 Building Code problems inherent from special or unusual improvements included as a part of the Lessee Improvement Work;

(each of the foregoing shall be individually referred to as a "Lessee Delay") then in any such events the scheduled date that the Premises are to be Ready for Occupancy shall be extended by the number of days of such delay(s) and the commencement of the Term of the Lease and the obligation to pay rent shall be accelerated by the number of days of such delay(s).

     5.2  Punch List Items

     Lessor and Lessee agree that the substantial completion of the Lessee Improvement Work shall not include items of work and adjustment of equipment and fixtures which can be completed after occupancy has been taken without causing substantial interference with Lessee's use of the Premises (i.e., so-called "punch list items"). It is expressly understood by the parties that Ready for Occupancy does not include the completion of a telephone system in the Premises.

     5.3  Lessee's Acceptance of the Premises

     Subject to the terms and conditions of the Lease, Lessee will inspect the Building and the Premises prior to the delivery of possession of the Premises and will be thoroughly acquainted with their condition, and, subsequent to the completion by Lessor of the Lessee Improvement Work, Lessee agrees to take the same "as is." Subject to the terms and conditions of the Lease, Lessee acknowledges that the taking of possession of the Premises by Leases shall be conclusive evidence that the Premises and the Building were in good and satisfactory condition at the time such possession was so taken, subject to the obligation of Lessor to complete punch list obligations.

                                  EXHIBIT "E"

                               Page 4 of 6 Pages

6.   CONSTRUCTION BY LESSOR'S CONTRACTOR

     6.1 Lessee agrees that, unless otherwise agreed in writing in this Work Letter Agreement, all construction work in the Premises including Above Standard Lessee Improvement Work shall be performed by Kilroy Services, Inc. ("TI Contractor") retained by Lessor. The TI Contractor shall perform such work in a good and workmanlike manner and shall construct the improvements in the Premises substantially in accordance with the Final Plans.

7.   LESSEE COORDINATOR

     7.1 Lessor has designated a "Project Manager" who shall be responsible for the implementation of all Lessee Improvement Work to be performed by Lessor in the Premises. With regard to all matters involving such Lessee Improvement Work, Lessee shall communicate with the Project Manager rather than with the TI Contractor. Lessor shall not be responsible for any statement, representation or agreement made between Lessee and the TI Contractor or any subcontractor. It is hereby expressly acknowledged by Lessee that such TI Contractor is not Lessor's agent and has no authority whatsoever to enter into agreement on Lessor's behalf or otherwise bind Lessor. The Project Manager will furnish Lessee with notices of substantial completion, cost estimates for Above Standard Lessee Improvement Work, Lessor's approvals or disapprovals of Plans and changes thereto.

8.   CHANGES

     8.1 If Lessee requests or necessitates any change, addition or deletion to the Premises after approval of the Lessee Plans pursuant to paragraph 2.2, a request for the change shall be submitted to the Project Manager accompanied by revised plans prepared by Lessor's space planner or architect at Lessee's sole expense. The Project Manager shall thereafter notify Lessee's authorized representative in writing of the estimated cost which will be chargeable to Lessee by reason of such change, addition or deletion. Such estimated cost shall include Lessor's cost of any delay in completion of the Premises resulting from such change (including loss of rent, additional interest, and extra labor costs incurred in order to minimize further delay). Lessee shall within five (5) business days thereafter notify the Project Manager in writing if it desires to proceed with such change. In the absence of such written authorization, Lessor shall not be obligated to perform such change and shall be deemed to have been authorized by Lessee to proceed without making such change. All Costs of the Lessee Improvement Work in excess of Lessor's Lessee Improvement Allowance shall be paid for by Lessee immediately upon receipt of an invoice therefor from Lessor, but in any event prior to Lessee taking occupancy of the Premises.

9.   SUBSIDIARY OF LESSOR AS TI CONTRACTOR

     9.1 Lessor may cause the Lessee Improvement Work to be performed by a subsidiary or affiliate of Lessor. In such event Lessor shall so notify Lessee and such TI Contractor shall be responsible as an agent of Lessor and shall bind Lessor notwithstanding any contrary provision of paragraph 6.1, above.

10.  INTENTIONALLY DELETED

11.  NOTICES; DEFAULT

     11.1 Any notice, statement, advice, approval, consent or other communication required or permitted to be given by either party to the other pursuant to this Work Letter Agreement shall be given in the manner set forth in paragraph 23 of the Lease. Upon default of Lessee in payment of any sum to be paid by Lessee pursuant to this Work Letter Agreement, Lessor shall (in addition to all other remedies) have all the rights as in the case of default by Lessee in payment of rent under the Lease.


                                  EXHIBIT "E"

                               Page 5 of 6 Pages

     If the foregoing correctly sets forth our understanding, kindly sign copies of this Work Letter Agreement where indicated.

     The foregoing Work Letter Agreement correctly sets forth our understanding as of the date first hereinabove set forth.

                                        KILROY REALTY, L.P.,
                                        A Delaware Limited Partnership

                                        By: KILROY REALTY CORPORATION,
                                            A Maryland Corporation,
                                            General Partner

                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------

                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------

                                                           "LESSOR"



                                        MEDIBUY.com, INC.,
                                        A Delaware Corporation

                                        By:
                                            ------------------------------------

                                        Title:
                                               ---------------------------------

                                        By:
                                            ------------------------------------

                                        Title:
                                               ---------------------------------

                                                           "LESSEE"




                                  EXHIBIT "E"

                               Page 6 of 6 Pages